Exhibit 10.20

Execution Version

LICENSE AGREEMENT

This LICENSE AGREEMENT (this “Agreement”), dated as of September 9, 2021 (the “Effective Date”), in entered into by and between Fluence Energy, LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“FLUENCE”) (“LICENSOR”) and The AES Corporation, a corporation duly formed and validly existing under the laws of the State of Delaware (“AES”) (“LICENSEE”) . Each of LICENSOR, and LICENSEE is sometimes referred to herein as a “Party” and, together, as the “Parties.”

WITNESSETH

WHEREAS, AES having assigned to FLUENCE and FLUENCE having taken assignment from AES of certain patents and patent applications (the “Patent Transfer”); and

WHEREAS, as a condition to such Patent Transfer, FLUENCE has agreed to grant to AES, and AES wishes to receive, a license under the Licensed Intellectual Property on the terms and conditions set forth below and as necessary to accomplish the purposes of this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the respective covenants and agreements hereinafter contained, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1 DEFINITIONS

1.1	“Affiliates” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person, and the term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

1.2	“Stationary Energy Storage Field” means the development, manufacturing, marketing, and/or sale of stationary energy storage systems and solutions based on battery technology for utility-scale and commercial industrial applications and residential applications, together with such other lawful activities as a limited liability company may undertake in connection therewith, and includes energy storage mediums such as supercapacitors, primary batteries, and secondary batteries such as lithium, Li-Ion, flow batteries, sodium-ion, and metal-air but excludes developing or producing the technology for the storage medium itself (e.g., battery chemistry) and inverters.

1.3	“Exclusive Field” means the Stationary Energy Storage Field.

1.4	“Improvement” means any improvement, enhancement, modification, or other derivative work of the Licensed Patents, the Licensed Process, the Licensed Product or the Licensed Know-How after the Effective Date, including all Intellectual Property rights therein.

1.5	“Intellectual Property” means any and all Patents, copyrights, trademarks, trade dress, know-how, trade secrets, industrial design rights, inventions (whether or not patentable), processes, methodologies, procedures, works of authorship, moral rights, Software, domain names, specifications, production tools, designs and models as well as any applications therefor and any related rights in or to any of the foregoing, confidential information, and any other corresponding rights and all other intellectual property rights (whether registered or unregistered) anywhere in the world.

1.6	“Know-How” means trade secrets, know-how, and all other confidential or proprietary information, including but not limited to: design Software, manufacturing Software, inspection Software, repair Software, process specifications, material specifications, bills of material, drawings, methodologies, design procedures, manufacturing procedures, inspection procedures, repair procedures, parameters and/or specifications for machines, special tools, and/or fixtures, and undocumented expertise.

1.7	“Licensed Intellectual Property” means the Licensed Patents, the Licensed Process, the Licensed Product. the Licensed Know-How, and the Improvement Intellectual Property licensed under Section 3.1.

1.8	“Licensed Know-How” means Know-How related to the Licensed Patents or that is necessary or useful for implementing the Licensed Patents.

1.9	“Licensed Patents” shall mean all Patents set forth in Exhibit A.

1.10	“Licensed Process” means any process that is covered by a Licensed Patent.

1.11	“Licensed Product” means any service or product that (i) is covered by the Licensed Patents; or (ii) is manufactured using a Licensed Process.

1.12	“Non-Exclusive Field” means all fields excluding the Exclusive Field. For avoidance of doubt, the Non-Exclusive Field includes (i) uninterruptable power supply (UPS) systems (other than for use in Applications), (ii) a virtual energy storage network built out of individual, connected, geographically distributed product units of less than 150 kilowatts per unit (a “swarm”), (iii) static synchronous compensators (Statcom), (iv) supercapacitors, (v) the technology for the storage medium (e.g. batteries), (vi) energy storage inverters, (vii) stationary storage systems sold as part of an integrated product in conjunction with the sale of energy storage systems on board of vessels, vehicles or locomotives, where the main purpose of the stationary storage system is to charge or to be charged by such on-board energy storage system or the vehicle brake energy and (viii) stationary storage systems providing power directly and primarily to electric vehicle charging stations.

1.13	“Patents” means any patents (utility and design, or their equivalents) together with any extensions, reexaminations and reissues of such patents, patents of addition, patent applications (including provisional patent applications), divisions, continuations, continuations-in-part, and any subsequent filings in any country or jurisdiction claiming priority therefrom.

1.14	“Person” means any natural person, business trust, corporation, partnership, limited liability company, joint stock company, proprietorship, association, trust, joint venture, unincorporated association or organization, labor union, group (as defined in the Securities Exchange Act of 1934, as amended) or any other legal entity of whatever nature.

1.15	“Software” means any computer program, operating system, applications system, firmware or software of any nature, whether operational, under development or inactive, including all object code, source code, data files, rules, custom databases, libraries, compilations, tool sets, compilers, higher level or “proprietary” languages, definitions or methodology derived from the foregoing and any derivations, updates, enhancements and customization of any of the foregoing, processes, know-how, operating procedures, methods and all other Intellectual Property embodied in the foregoing, technical manuals, user manuals and other documentation and materials related thereto, whether in machine-readable form, programming language or any other language or symbols and whether stored, encoded, recorded or written on disk, tape, film, memory device, paper or other media of any nature.

ARTICLE 2 LICENSE RIGHTS

2.1	Exclusive Patent License Grant. LICENSOR hereby grants, in each case for the life of each of the Licensed Patents, to LICENSEE and its Affiliates a worldwide, exclusive (except with respect to LICENSOR, LICENSOR’s subsidiaries and Fluence Energy, Inc., a Delaware corporation), perpetual, irrevocable, sublicensable, non-transferable (except in connection with a permitted transfer of this Agreement as a whole), royalty-free, fully paid up license under the Licensed Patents to develop, improve, make, have made, sell, offer for sale, distribute, import and use Licensed Products and Licensed Processes, and otherwise commercially exploit the Licensed Patents in the Non-Exclusive Field.

2.2	Exclusive Know-How License Grant. LICENSOR hereby grant to LICENSEE and its Affiliates a worldwide, exclusive (except with respect to LICENSOR, LICENSOR’s subsidiaries and Fluence Energy, Inc., a Delaware corporation), perpetual, irrevocable, sublicensable, non-transferable (except in connection with a permitted transfer of this Agreement as a whole), royalty-free, fully paid up license under the Licensed Know-How, including any copyright rights and moral rights contained therein, in each case as necessary to develop, improve, make, have made, sell, offer for sale, distribute, import, use, reproduce, modify, make derivative works, and otherwise commercially exploit (i) all current service and products developed, manufactured, marketed, and sold by LICENSEE and its Affiliates in the Non-Exclusive Field as of the Effective Date (“Current Products”) and (ii) any improvements to the Current Products as permitted hereunder. To the extent LICENSOR, as of the Effective Date, are contractually or otherwise legally prohibited from granting any of the exclusive licenses in this Article 2.2, then such a license shall be non-exclusive but otherwise on identical terms, and LICENSOR hereby grants such a non-exclusive license. In the event any exclusive license grant is converted to a non-exclusive license grant pursuant to this section, LICENSOR shall not grant any future licenses in the Non-Exclusive Field on any such licensed Know-How.

2.3	Moral Rights. For the avoidance of doubt, to the extent any of the Licensed Intellectual Property may be subject to a claim of moral rights under any law, LICENSOR agrees to waive, and does hereby unconditionally waive, such rights including, but not limited to, the rights of attribution and integrity, and LICENSOR expressly acknowledges that LICENSEE has the right to make changes to the Licensed Intellectual Property.

ARTICLE 3 IMPROVEMENTS AND FUTURE TECHNOLOGY

3.1	Ownership of Improvements. All right, title and interest in or to all Improvements together with all Intellectual Property and other proprietary rights arising therefrom (“Improvement Intellectual Property”, shall be owned and held solely and exclusively by LICENSOR. LICENSEE and its Affiliates shall have a right to a worldwide, exclusive or non-exclusive (to be determined), perpetual, irrevocable, sublicensable, non-transferable (except in connection with a permitted transfer of this Agreement as a whole) license (“Licensee Back-License to Improvements”) under fair, reasonable and non-discriminatory (“FRAND”) royalty terms, and subject to the Exclusive Field and Non-Exclusive Field restrictions herein, to be negotiated by the Parties before such Licensee Back-License to Improvements is exercised. Such Licensee Back-License to Improvements shall include the right to obtain technical assistance from the developing Party on terms to be negotiated. If such Improvement is developed jointly by LICENSOR and a third party, then (i) if LICENSOR is not contractually or legally prevented from licensing such Improvements to LICENSEE, then LICENSEE shall have the right to a license pursuant to this Article 3.1 or (ii) if LICENSOR is contractually or legally prevented from licensing or disclosing such Improvements to LICENSEE, then LICENSOR agrees to cooperate with LICENSEE in obtaining access to such Improvements, including executing any multiparty agreements, the negotiation of which shall be done in good faith

3.2	All Improvement Intellectual Property licensed to LICENSEE and its Affiliates under this Article 3 shall be afforded the same rights, remedies, and obligations provided for Licensed Intellectual Property under this Agreement. For avoidance of doubt, this includes all rights, remedies, and obligations under Articles 4 through 9.

ARTICLE 4 PATENT PROSECUTION AND MAINTENANCE

4.1	Obligation of LICENSOR. LICENSOR shall use commercially reasonable efforts to prosecute and maintain all Licensed Patents. To the extent that any inventor of a Licensed Patent is an employee of LICENSEE, LICENSEE shall, at the applicable LICENSOR’S request and cost, make reasonable accommodations to permit such employee to take actions reasonably necessary to perfect that LICENSOR’S title in and/or to enforce such Licensed Patent.

4.2	Rights of LICENSEE. If, following exercise of all commercially reasonable efforts, LICENSOR elects not to, or to abandon its efforts to, file, prosecute or maintain one or more of the Licensed Patents, LICENSOR shall provide LICENSEE with written notice thereof, which notice shall be provided at least forty-five (45) calendar days before the date on which (i) any filing concerning the Licensed Patent must be made in order to avoid a material adverse effect on the Patent rights at issue, or (ii) any hearing or other proceeding concerning the Licensed Patent is scheduled to be conducted before the U.S. Patent and Trademark Office, or any foreign counterpart thereof. Following such notice, LICENSEE shall have the right, but not the obligation, to file, prosecute or maintain such Licensed Patents in such country, either, on behalf of and in the name of LICENSOR or LICENSEE, at LICENSEE’S sole expense. In such event, LICENSOR shall execute and deliver to LICENSEE all such instruments and other documents, including assignment of the Licensed Patent, and shall take such other actions as may be necessary or reasonably requested by LICENSEE, in connection therewith. Any fees payable by LICENSEE pursuant to this Section 4.2 shall be (x) paid directly by LICENSEE or (y) if paid by LICENSOR following a request by LICENSEE to LICENSOR, be reimbursed to LICENSOR within thirty (30) calendar days following any written request for such reimbursement. In the event that LICENSEE elects to prosecute or maintain a Licensed Patent pursuant to this Section 4.2, upon written notice from LICENSEE, LICENSOR shall, within thirty (30) calendar days, assign the applicable Licensed Patent to LICENSEE at no further cost or expense to LICENSEE.

4.3	Right of First Refusal. Except in connection with the sale of LICENSOR’S business as a whole, LICENSEE has a Right of First Refusal (“ROFR”) with respect to the sale of any Licensed Patent (“ROFR Patents”), which must be exercised within forty-five (45) calendar days of notice to LICENSEE by LICENSOR of such sale or intent to sell. If LICENSEE exercises its ROFR, the Parties agree to conduct good-faith negotiations for ninety (90) calendar days from the expiration of Licensee’s 45-calendar day response period to enter into a purchase agreement for the ROFR Patents. If the Parties are unable to enter into an agreement during the 90-calendar day good-faith negotiation period, LICENSOR shall be entitled to enter into a sale or similar transfer agreement with a third party in connection with such ROFR Patents, provided that, prior to executing such agreement with such third party, LICENSOR is required to make the identical offer to LICENSEE, and LICENSEE shall have twenty (20) business days to accept such offer.

4.4	If, after making commercial best efforts, any of the notice deadlines in Articles 4.2 to 4.3 are not met, then the relevant notice shall be provided as soon as possible, but in no event shall such notice be less than thirty (30) calendar days.

ARTICLE 5 ENFORCEMENT

5.1	Obligation to Notify. Should either Party become aware of any infringement or potential infringement of the Licensed Intellectual Property by a third party (each, an “Infringement”), such Party shall provide the other Party with prompt written notification thereof, including in such notification all known or reasonably ascertainable details and facts relating thereto.

5.2	LICENSEE Enforcement Right. LICENSEE shall, at its own expense, have the right (but not the obligation) to engage in proceedings involving the Infringement of the Licensed Intellectual Property in the Non-Exclusive Field or to take such steps as may be necessary in order to terminate such improper use by unauthorized Persons. Should LICENSEE proceed with any such action, (i) LICENSEE shall keep LICENSOR reasonably informed of the status of, and its activities regarding, such action; and (ii) LICENSOR shall reasonably cooperate with LICENSEE in any such action, including joining the action as a party if necessary to maintain standing, at LICENSEE’s expense. If LICENSOR becomes a party to any action pursuant to this Section 5.2, they shall have the right to be represented by their own counsel if they so choose, at their own expense. Any award, or portion of an award, recovered by LICENSEE in any action commenced by it pursuant to this Section 5.2 shall belong solely to LICENSEE after recovery by the Parties of their respective actual out-of-pocket costs.

5.3	LICENSOR Enforcement Right. LICENSOR shall, at their own expense, have the right (but not the obligation) to engage in proceedings involving Infringement of the Licensed Intellectual Property or to take such steps as may be necessary in order to terminate such improper use by unauthorized Persons. Should LICENSOR proceed with any such action, (i) LICENSOR shall keep LICENSEE reasonably informed of the status of, and their activities regarding, such action; and (ii) LICENSEE shall reasonably cooperate with LICENSOR in any such action, including joining the action as a party if necessary to maintain standing, at LICENSOR’S expense. If LICENSEE becomes a party to any action pursuant to this 5.3, it shall have the right to be represented by its own counsel if it so chooses, at its own expense. Any award, or portion of an award, recovered by LICENSOR in any action commenced by them pursuant to this Section 5.3 shall belong solely to LICENSOR after recovery by the Parties of their respective actual out-of-pocket costs.

5.4	Additional Enforcement Rights. If the Party with the original right to engage in enforcement activities pursuant to Section 5.2 or Section 5.3 (in each case, the “First Right Party”) refuses to take action against an Infringement within ninety (90) calendar days of the Notice provided by either Party pursuant to Section 5.1, such First Right Party shall notify the other Party (the “Second Right Party”) of such decision and the Second Right Party may, at its sole risk, cost and expense, commence and prosecute legal proceedings in its own name. Should the Second Right Party proceed with any such action, (i) the Second Right Party shall keep the First Right Party reasonably informed of the status of, and its activities regarding, such action; and (ii) the First Right Party shall reasonably cooperate with the Second Right Party in any such action, including joining the action as a party if necessary to maintain standing, at the Second Right Party’s expense. If the First Right Party becomes a party to any action pursuant to this Section 5.4, it shall have the right to be represented by its own counsel if it so chooses, at its own expense. Any award, or portion of an award, recovered by the Second Right Party in any action commenced by it pursuant to this Section 5.4 shall belong solely to the Second Right Party after recovery by both Parties of their respective actual out-of-pocket costs.

5.5	Settlement. LICENSOR will not settle any dispute with any third party at any time regarding the Licensed Intellectual Property that in any way affects LICENSEE’s rights under this Agreement without the prior written consent of LICENSEE. LICENSEE will not settle any dispute with any third party at any time regarding the Licensed Intellectual Property without the prior written consent of LICENSOR.

ARTICLE 6 REPRESENTATIONS AND WARRANTIES; ADDITIONAL COVENANTS

6.1	Representations and Warranties of Both Parties. Each Party represents and warrants to the other Party as follows:

(a)	Such Party is duly organized, validly existing and in good standing under the laws of its place of incorporation or registration.

(b)	The execution and delivery of this Agreement have been duly authorized by all necessary corporate action on the part of such Party.

(c)	This Agreement constitutes a legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, subject to applicable bankruptcy, insolvency and other similar laws relating to or affecting the rights and remedies of creditors generally and to general principles of equity.

(d)	The execution and delivery of this Agreement, and the performance by such Party of its obligations hereunder, will not (i) contravene or result in the breach or violation of, or a default under, any agreement or understanding by which such Party is bound, or (ii) violate any law, rule, regulation, statute, order or decree to which such Party or any of its Affiliates is a party or by which any of them, or any of their property, is subject or bound.

6.2	Specific Assurances: If there is any material third-party Intellectual Property licensed to or otherwise made available to a LICENSOR that (i) cannot be sublicensed or disclosed to LICENSEE under this Agreement, and (ii) is used in or necessary for the operation of the business of the LICENSEE and its Affiliates in the Non-Exclusive Field as of the Effective Date (“Material Third-Party IP”), and, during the term of this Agreement, either Party becomes aware of Material Third-Party IP, then LICENSOR agree to use commercial best efforts to assist LICENSEE in obtaining access to such Material Third-Party IP, including executing any multiparty agreements, the negotiation of which shall be done in good faith.

6.3	Further Assurances. Each of the Parties hereto shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances, and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the Agreement. Without limiting the generality of the foregoing, LICENSOR agrees to fully cooperate with the LICENSEE and shall take all actions reasonably requested by the LICENSEE to perfect, confirm, register, or record any of its rights in and to the Licensed Intellectual Property under this Agreement, as well as this Agreement, with apportionment of reasonable expenses to be determined by the Parties.

ARTICLE 7 DISCLAIMERS AND LIMITATIONS OF LIABILITY

7.1	No Additional Warranties. EXCEPT AS EXPRESSLY SET FORTH IN ARTICLE 5, NEITHER PARTY MAKES ANY WARRANTIES TO THE OTHER, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, CONCERNING THE LICENSED INTELLECTUAL PROPERTY OR ANY OTHER MATTER COVERED BY THIS AGREEMENT. SPECIFICALLY, BUT WITHOUT LIMITING THE FOREGOING, EACH PARTY DISCLAIMS ANY IMPLIED WARRANTIES OF TITLE, NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

7.2	Limitation on Damages. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER OR ANY OF ITS AFFILIATES FOR ANY INCIDENTAL, SPECIAL, SPECULATIVE, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS, BUSINESS OR GOODWILL) SUFFERED OR INCURRED BY SUCH OTHER PARTY OR ITS AFFILIATES IN CONNECTION WITH A BREACH OR ALLEGED BREACH OF THIS AGREEMENT, EVEN IF THE FIRST PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

7.3	Acknowledgment. Each Party hereby acknowledges and agrees that the foregoing disclaimer and limitation of liability represent bargained for allocations of risk, and that the economies, terms and conditions of this agreement reflect such allocations.

ARTICLE 8 TERM

8.1	Term. The term of this Agreement shall commence on the Effective Date and shall continue perpetually thereafter. For the avoidance of doubt: (i) the licenses granted in this Agreement may not be terminated for any reason and no Party shall have the right to terminate, rescind, revoke or otherwise cancel or void this Agreement or any license granted herein for any reason whatsoever, and no remedy permitting or requiring the same shall be imposed for any reason whatsoever; and (ii) the sole and exclusive remedies in the event of a breach (material or otherwise) of this Agreement shall be monetary damages, an injunction or other equitable relief (which, for the avoidance of doubt, may not include termination, revocation, rescission or other cancellation or voiding of this Agreement) with respect to any breach of this Agreement. Each Party acknowledges and agrees that the foregoing limitation on remedies is a necessary inducement for the other Party to enter into this Agreement and such limitation shall not cause this Agreement to, and no Party shall claim that this Agreement does, fail of its essential purpose for lack of remedy or otherwise.

ARTICLE 9 MISCELLANEOUS

9.1	Confidentiality. LICENSEE agrees to keep confidential, and shall cause its sublicensees and instruct their officers, directors, employees and advisors to keep confidential, all non-public information relating to any Know-How included in the Licensed Intellectual Property, except to the extent such information (i) is or becomes generally known to and available for use by the public other than as a result of LICENSEE's breach or the breach of any other Person bound by a duty of confidentiality to the LICENSEE or its sublicensees, (ii) which is demonstrated by LICENSEE to be or to have been independently developed by LICENSEE without reference to the confidential information relating to the Know-How included in the Licensed Intellectual Property or (iii) is or was lawfully acquired by LICENSEE from sources other than LICENSOR or its Affiliates which are not prohibited from disclosing such information by a legal, contractual or fiduciary obligation. If LICENSEE or any of its sublicensees or their respective representatives are legally required to disclose any such information by judicial or administrative process or by other requirements of law, such Person shall reasonably promptly notify LICENSOR in writing and shall disclose only that portion of such information which such Person is advised by its legal counsel is legally required to be disclosed.

9.2	Entire Agreement. This Agreement contains the entire understanding among the Parties hereto with respect to the transactions contemplated hereby and supersedes and replaces all prior and contemporaneous agreements and understandings, oral or written, with regard to such transactions. All exhibits and schedules hereto are expressly made a part of this Agreement as fully as though completely set forth herein.

9.3	Amendment; Waiver. This Agreement may be amended or modified, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by all of the Parties hereto, or in the case of a waiver, by the Party waiving compliance. Any waiver by any Party of any condition, or of the breach of any provision, term, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall not be deemed to be nor construed as a further or continuing waiver of any such condition, or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.

9.4	Severability. In the event that any part of this Agreement is declared by any court or other judicial or administrative body to be null, void or unenforceable, said provision shall survive to the extent it is not so declared, and all of the other provisions of this Agreement shall remain in full force and effect. To the extent permitted by law, each Party hereto waives any provision of law that renders any such provision prohibited or unenforceable in any respect.

9.5	Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) on the date of service if served personally on the Party to whom notice is to be given; (b) on the day of transmission if sent via email transmission to the email address given below; (c) on the day after deposit for next day delivery to Federal Express or similar overnight courier or the Express Mail service maintained by the United States Postal Service; or (d) on the fifth day after mailing, if mailed to the Party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, return receipt requested and properly addressed, to the Party as follows:

if to LICENSOR:

Fluence Energy, LLC.
Brett Galura, CTO
4601 N. Fairfax Drive, Suite 600
Arlington, VA 22203
Brett.galura@fluenceenergy.com

With a copy to:	Francis A. Fuselier
General Counsel
Frank.fuselier@fluenceenergy.com

if to LICENSEE:

Ms. Jennifer Gillcrist
The AES Corporation
4300 Wilson Blvd
Arlington, VA 22203

With a copy to:	Morgan Lewis & Bockius LLP
1111 Pennsylvania Ave, NW
Washington, DC 20004-2541
Attn: Jeffrey G. Killian

Any Party may change its address for the purpose of this Section by giving the other Party written notice of its new address in the manner set forth above. Any notice to LICENSEE required by Article 4 may be satisfied by email addressed to all of the following:

jennifer.gillcrist@aes.com

9.6	No Joint Venture. This Agreement does not constitute a partnership, joint venture or agency between the Parties hereto, nor shall either of the Parties hold itself out as such contrary to the terms hereof by advertising or otherwise, nor shall either of the Parties become bound or become liable because of any representation, action, or omission of the other.

9.7	No Third-Party Beneficiaries; Performance by Affiliates. Except to the extent that a license under this Agreement extends to Affiliates or to permitted sublicensees, this Agreement is not intended to, and shall not, provide any Person not a party hereto with any rights of any nature whatsoever against any of the Parties hereto, and no Person not a party hereto shall have any right, power, or privilege in respect of any party hereto, or have any benefit or interest, arising out of this Agreement. For the avoidance of doubt, any LICENSEE obligation under this Agreement shall be deemed satisfied if such obligation is performed by an Affiliate of LICENSEE.

9.8	Negotiated Agreement. The Parties hereby acknowledge that the terms and language of this Agreement were the result of negotiations among the Parties and, as a result, there shall be no presumption that any ambiguities in this Agreement shall be resolved against any particular Party. Any controversy over construction of this Agreement shall be decided without regard to events of authorship or negotiation.

9.9	Assignment. This Agreement may not be assigned by a Party, or transferred under operation of law or otherwise by a Party, without the prior written consent of the other Party, which consent shall not be unreasonably withheld, except that this Agreement may be assigned by a Party to any of its Affiliates, or to any successor to all or substantially all of such Party’s stock, assets to which this Agreement relates or business operations to which this Agreement relates, provided that the Affiliate or successor agrees in writing to accept the terms and conditions of this Agreement. This Agreement shall be binding on the successors and permitted assigns of each Party. In the event that any Intellectual Property licensed under this Agreement is sold, assigned, or otherwise transferred to a third party, LICENSOR shall require the successor to such rights to be bound by all of the terms and conditions of this Agreement applicable to such transferred Intellectual Property. Any purported assignment or transfer of this Agreement or the Intellectual Property licensed under this Agreement in violation of this Section 9.9 shall be null and void.

9.10	Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the state of Delaware in all respects without giving effect to the conflict of law principles thereof. The sole forum for resolving disputes arising under or relating to this Agreement shall be the state and Federal courts located in the state of Delaware, and all related appellate courts, and the Parties hereby consent to the jurisdiction of such courts and agree that venue shall be in the state of Delaware. Process in any proceeding referred to in the preceding sentence may be served on any Party anywhere in the world. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTY HERETO THAT THIS SECTION 9.10 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 9.10 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

9.11	Counterparts. This Agreement may be executed and delivered in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile, photostatic and PDF copies of signatures to this Agreement (including copies received as attachments to electronic mail) shall be deemed to be originals and may be relied upon with the same force and effect as originals.

9.12	Execution and Delivery. This Agreement shall be deemed executed by the Parties when any one or more counterparts hereof, individually or taken together, bears the signatures of each of the Parties hereto. This Agreement, once executed by a Party, may be delivered to the other Party by facsimile transmission of a copy thereof that bears the signature of the Party so delivering it.

9.13	Interpretation. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) “including” has the inclusive meaning frequently identified with the phrase “but not limited to,” (d) references to “hereunder” or “herein” relate to this Agreement, (e) a reference to any party to this Agreement or any other agreement or document shall include such party’s successors and permitted assigns and (e) any reference to any legislation or to any provision of any legislation shall include any modification or re -enactment thereof, any legislative provision substituted therefor and all regulations and statutory instruments issued thereunder or pursuant thereto. The Section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section, paragraph and Exhibit references are to this Agreement unless otherwise specified.

[Signature Page Follows]

IN WITNESS WHEREOF, LICENSOR and LICENSEE have caused this Agreement to be executed as the date first above written, by their respective officers thereunto duly authorized.

LICENSOR

FLUENCE ENERGY, LLC

/s/ Francis A. Fuselier	By:	/s/ Brett L Galura
Francis A. Fuselier	Name:	Brett L Galura
SVP, General Counsel and Secretary	Title:	SVP & Chief Technology Officer

LICENSEE

THE AES CORPORATION

By:
Name:
Title:

[Signature Page to Fluence License to AES]

IN WITNESS WHEREOF, LICENSOR and LICENSEE have caused this Agreement to be executed as the date first above written, by their respective officers thereunto duly authorized.

LICENSOR
FLUENCE ENERGY, LLC

By:
Name:
Title:

LICENSEE
THE AES CORPORATION

By:	/s/ Chris Shelton
Name:	Chris Shelton
Title:	Senior Vice President and Chief Product Officer

[Signature Page to Fluence License to AES]

Exhibit A

LIST OF LICENSED PATENTS

[see attached]

MLB Reference No.	Title	Country	Status	Appl. Number	Filing Date	Patent Number	Issue Date
042785-04-5002	FREQUENCY RESPONSIVE CHARGE SUSTAINING	Brazil	Closed		07-Dec-2012
	CONTROL OF ELECTRICITY STORAGE SYSTEMS FOR
	ANCILLARY SERVICES ON AN ELECTRICAL POWER
	GRID
042785-04-5002	METHOD AND SYSTEM FOR CONTROLLING A STATE	Chile	Granted	2014-01491	07-Dec-2012	56.090	04-Apr-2018
	OF CHARGE (SOC) OF AN ENERGY STORAGE DEVICE
	AND FOR ADJUSTING A RATE OF CHANGE OF AN
	OUTPUT OF A VARIABLE ENERGY GENERATION
	SOURCE WITH AN ENERGY STORAGE UNIT BY
	ADJUSTING RESPONSES TO GRID OPERATOR
	COMMANDS IN...
042785-04-5002	FREQUENCY RESPONSIVE CHARGE SUSTAINING	China (People's Republic)	Closed		07-Dec-2012
	CONTROL OF ELECTRICITY STORAGE SYSTEMS FOR
	ANCILLARY SERVICES ON AN ELECTRICAL POWER
	GRID
042785-04-5002	FREQUENCY RESPONSIVE CHARGE SUSTAINING	European Patent Convention	Closed		07-Dec-2012
	CONTROL OF ELECTRICITY STORAGE SYSTEMS FOR
	ANCILLARY SERVICES ON AN ELECTRICAL POWER
	GRID
042785-04-5002	FREQUENCY RESPONSIVE CHARGE SUSTAINING	India	Closed		07-Dec-2012
	CONTROL OF ELECTRICITY STORAGE SYSTEMS FOR
	ANCILLARY SERVICES ON AN ELECTRICAL POWER
	GRID
042785-04-5002	FREQUENCY RESPONSIVE CHARGE SUSTAINING	Patent Cooperation Treaty	Completed	PCT/US12/68566	07-Dec-2012
	CONTROL OF ELECTRICITY STORAGE SYSTEMS FOR
	ANCILLARY SERVICES ON AN ELECTRICAL POWER
	GRID
042785-04-5002	FREQUENCY RESPONSIVE CHARGE SUSTAINING	Russian Federation	Closed		07-Dec-2012
	CONTROL OF ELECTRICITY STORAGE SYSTEMS FOR
	ANCILLARY SERVICES ON AN ELECTRICAL POWER
	GRID
042785-04-5002	METHOD AND SYSTEM FOR PERFORMANCE	United States of America	Allowed	14/362,856	04-Jun-2014
	MANAGEMENT OF AN ENERGY STORAGE DEVICE
042785-04-5003	FREQUENCY RESPONSIVE CHARGE SUSTAINING	Austria	Granted	09819560.5	08-Oct-2009	2351189	27-Apr-2016
	CONTROL OF ELECTRICITY STORAGE SYSTEMS FOR
	ANCILLARY SERVICES ON AN ELECTRICAL POWER
	GRID
042785-04-5003	FREQUENCY RESPONSIVE CHARGE SUSTAINING	Belgium	Granted	09819560.5	08-Oct-2009	2351189	27-Apr-2016
	CONTROL OF ELECTRICITY STORAGE SYSTEMS FOR
	ANCILLARY SERVICES ON AN ELECTRICAL POWER
	GRID
042785-04-5003	FREQUENCY RESPONSIVE CHARGE SUSTAINING	Brazil	Pending	PI0919662-5	08-Oct-2009
	CONTROL OF ELECTRICITY STORAGE SYSTEMS FOR
	ANCILLARY SERVICES ON AN ELECTRICAL POWER
	GRID
042785-04-5003	FREQUENCY RESPONSIVE CHARGE SUSTAINING	Chile	Granted	801-2011	08-Oct-2009	53.438	23-Sep-2016
	CONTROL OF ELECTRICITY STORAGE SYSTEMS FOR
	ANCILLARY SERVICES ON AN ELECTRICAL POWER
	GRID
042785-04-5003	FREQUENCY RESPONSIVE CHARGE SUSTAINING	China (People's Republic)	Granted	200980149553.0	08-Oct-2009	ZL200980149553.0	14-Jan-2015
	CONTROL OF ELECTRICITY STORAGE SYSTEMS FOR
	ANCILLARY SERVICES ON AN ELECTRICAL POWER
	GRID
042785-04-5003	FREQUENCY RESPONSIVE CHARGE SUSTAINING	Czech Republic	Granted	09819560.5	08-Oct-2009	2351189	27-Apr-2016
	CONTROL OF ELECTRICITY STORAGE SYSTEMS FOR
	ANCILLARY SERVICES ON AN ELECTRICAL POWER
	GRID
042785-04-5003	FREQUENCY RESPONSIVE CHARGE SUSTAINING	Denmark	Granted	09819560.5	08-Oct-2009	2351189	27-Apr-2016
	CONTROL OF ELECTRICITY STORAGE SYSTEMS FOR
	ANCILLARY SERVICES ON AN ELECTRICAL POWER
	GRID
042785-04-5003	FREQUENCY RESPONSIVE CHARGE SUSTAINING	European Patent Convention	Granted	09819560.5	08-Oct-2009	2351189	27-Apr-2016
	CONTROL OF ELECTRICITY STORAGE SYSTEMS FOR
	ANCILLARY SERVICES ON AN ELECTRICAL POWER
	GRID
042785-04-5003	FREQUENCY RESPONSIVE CHARGE SUSTAINING	Finland	Granted	09819560.5	08-Oct-2009	2351189	27-Apr-2016
	CONTROL OF ELECTRICITY STORAGE SYSTEMS FOR
	ANCILLARY SERVICES ON AN ELECTRICAL POWER
	GRID
042785-04-5003	FREQUENCY RESPONSIVE CHARGE SUSTAINING	France	Granted	09819560.5	08-Oct-2009	2351189	27-Apr-2016
	CONTROL OF ELECTRICITY STORAGE SYSTEMS FOR
	ANCILLARY SERVICES ON AN ELECTRICAL POWER
	GRID
042785-04-5003	FREQUENCY RESPONSIVE CHARGE SUSTAINING	Germany	Granted	09819560.5	08-Oct-2009	602009038270.5	27-Apr-2016
	CONTROL OF ELECTRICITY STORAGE SYSTEMS FOR
	ANCILLARY SERVICES ON AN ELECTRICAL POWER
	GRID
042785-04-5003	FREQUENCY RESPONSIVE CHARGE SUSTAINING	Hungary	Granted	09819560.5	08-Oct-2009	2351189	27-Apr-2016
	CONTROL OF ELECTRICITY STORAGE SYSTEMS FOR
	ANCILLARY SERVICES ON AN ELECTRICAL POWER
	GRID
042785-04-5003	FREQUENCY RESPONSIVE CHARGE SUSTAINING	India	Pending	3128/DELNP/2011	08-Oct-2009
	CONTROL OF ELECTRICITY STORAGE SYSTEMS FOR
	ANCILLARY SERVICES ON AN ELECTRICAL POWER
	GRID

Schedule A - Page 1

042785-04-5003	FREQUENCY RESPONSIVE CHARGE SUSTAINING	Ireland	Granted	09819560.5	08-Oct-2009	2351189	27-Apr-2016
	CONTROL OF ELECTRICITY STORAGE SYSTEMS FOR
	ANCILLARY SERVICES ON AN ELECTRICAL POWER
	GRID
042785-04-5003	FREQUENCY RESPONSIVE CHARGE SUSTAINING	Italy	Granted	09819560.5	08-Oct-2009	502016000074213	27-Apr-2016
	CONTROL OF ELECTRICITY STORAGE SYSTEMS FOR
	ANCILLARY SERVICES ON AN ELECTRICAL POWER
	GRID
042785-04-5003	FREQUENCY RESPONSIVE CHARGE SUSTAINING	Netherlands	Granted	09819560.5	08-Oct-2009	2351189	27-Apr-2016
	CONTROL OF ELECTRICITY STORAGE SYSTEMS FOR
	ANCILLARY SERVICES ON AN ELECTRICAL POWER
	GRID
042785-04-5003	FREQUENCY RESPONSIVE CHARGE SUSTAINING	Norway	Granted	09819560.5	08-Oct-2009	2351189	27-Apr-2016
	CONTROL OF ELECTRICITY STORAGE SYSTEMS FOR
	ANCILLARY SERVICES ON AN ELECTRICAL POWER
	GRID
042785-04-5003	FREQUENCY RESPONSIVE CHARGE SUSTAINING	Patent Cooperation Treaty	Completed	PCT/US09/005511	08-Oct-2009
	CONTROL OF ELECTRICITY STORAGE SYSTEMS FOR
	ANCILLARY SERVICES ON AN ELECTRICAL POWER
	GRID
042785-04-5003	METHOD AND SYSTEM FOR MANAGING THE STATE	Peru	Granted	870-2011	08-Oct-2009	7689	30-Dec-2015
	OF CHARGE OF ENERGY STORAGE DEVICES FOR
	ANCILLARY SERVICES ON AN ELECTRICAL POWER
	GRID AND IN RESPONSE TO OPERATION FREQUENCY
	PARAMETER CHANGES ON THE ELECTRICAL POWER
	GRID
042785-04-5003	FREQUENCY RESPONSIVE CHARGE SUSTAINING	Poland	Granted	09819560.5	08-Oct-2009	2351189	27-Apr-2016
	CONTROL OF ELECTRICITY STORAGE SYSTEMS FOR
	ANCILLARY SERVICES ON AN ELECTRICAL POWER
	GRID
042785-04-5003	FREQUENCY RESPONSIVE CHARGE SUSTAINING	Russian Federation	Granted	2011117931	08-Oct-2009	2492566	10-Sep-2013
	CONTROL OF ELECTRICITY STORAGE SYSTEMS FOR
	ANCILLARY SERVICES ON AN ELECTRICAL POWER
	GRID
042785-04-5003	FREQUENCY RESPONSIVE CHARGE SUSTAINING	Spain	Granted	09819560.5	08-Oct-2009	2351189	27-Apr-2016
	CONTROL OF ELECTRICITY STORAGE SYSTEMS FOR
	ANCILLARY SERVICES ON AN ELECTRICAL POWER
	GRID
042785-04-5003	FREQUENCY RESPONSIVE CHARGE SUSTAINING	Sweden	Granted	09819560.5	08-Oct-2009	2351189	27-Apr-2016
	CONTROL OF ELECTRICITY STORAGE SYSTEMS FOR
	ANCILLARY SERVICES ON AN ELECTRICAL POWER
	GRID
042785-04-5003	FREQUENCY RESPONSIVE CHARGE SUSTAINING	Switzerland	Granted	09819560.5	08-Oct-2009	2351189	27-Apr-2016
	CONTROL OF ELECTRICITY STORAGE SYSTEMS FOR
	ANCILLARY SERVICES ON AN ELECTRICAL POWER
	GRID
042785-04-5003	FREQUENCY RESPONSIVE CHARGE SUSTAINING	Turkey	Granted	09819560.5	08-Oct-2009	201610194	27-Apr-2016
	CONTROL OF ELECTRICITY STORAGE SYSTEMS FOR
	ANCILLARY SERVICES ON AN ELECTRICAL POWER
	GRID
042785-04-5003	FREQUENCY RESPONSIVE CHARGE SUSTAINING	United Kingdom	Granted	09819560.5	08-Oct-2009	2351189	27-Apr-2016
	CONTROL OF ELECTRICITY STORAGE SYSTEMS FOR
	ANCILLARY SERVICES ON AN ELECTRICAL POWER
	GRID
042785-04-5003	FREQUENCY RESPONSIVE CHARGE SUSTAINING	United States of America	Granted	12/248,106	09-Oct-2008	7,839,027	23-Nov-2010
	CONTROL OF ELECTRICITY STORAGE SYSTEMS FOR
	ANCILLARY SERVICES ON AN ELECTRICAL POWER
	GRID
042785-04-5004	REGULATION OF CONTRIBUTION OF SECONDARY	Argentina	Granted	20110100769	11-Mar-2011	AR080498B1	30-Aug-2019
	ENERGY SOURCES TO POWER GRID
042785-04-5004	REGULATION OF CONTRIBUTION OF SECONDARY	Austria	Granted	11753720.9	10-Mar-2011	2545632	23-Oct-2019
	ENERGY SOURCES TO POWER GRID
042785-04-5004	REGULATION OF CONTRIBUTION OF SECONDARY	Belgium	Granted	11753720.9	10-Mar-2011	2545632	23-Oct-2019
	ENERGY SOURCES TO POWER GRID
042785-04-5004	REGULATION OF CONTRIBUTION OF SECONDARY	Brazil	Granted	112012022923-0	10-Mar-2011	112012022923-0	11/26/2019
	ENERGY SOURCES TO POWER GRID
042785-04-5004	REGULATION OF CONTRIBUTION OF SECONDARY	Chile	Granted	2505-2012	10-Mar-2011	52.075	10-Mar-2011
	ENERGY SOURCES TO POWER GRID
042785-04-5004	REGULATION OF CONTRIBUTION OF SECONDARY	China (People's Republic)	Granted	201180020603.2	10-Mar-2011	ZL201180020603.2	01-Mar-2017
	ENERGY SOURCES TO POWER GRID
042785-04-5004	REGULATION OF CONTRIBUTION OF SECONDARY	Czech Republic	Granted	11753720.9	10-Mar-2011	2545632	23-Oct-2019
	ENERGY SOURCES TO POWER GRID
042785-04-5004	REGULATION OF CONTRIBUTION OF SECONDARY	Denmark	Granted	11753720.9	10-Mar-2011	2545632	23-Oct-2019
	ENERGY SOURCES TO POWER GRID
042785-04-5004	REGULATION OF CONTRIBUTION OF SECONDARY	European Patent Convention	Granted	11753720.9	10-Mar-2011	2545632	23-Oct-2019
	ENERGY SOURCES TO POWER GRID
042785-04-5004	REGULATION OF CONTRIBUTION OF SECONDARY	Finland	Granted	11753720.9	10-Mar-2011	2545632	23-Oct-2019
	ENERGY SOURCES TO POWER GRID
042785-04-5004	REGULATION OF CONTRIBUTION OF SECONDARY	France	Granted	11753720.9	10-Mar-2011	2545632	23-Oct-2019
	ENERGY SOURCES TO POWER GRID
042785-04-5004	REGULATION OF CONTRIBUTION OF SECONDARY	Germany	Granted	11753720.9	10-Mar-2011	602011062906.9	23-Oct-2019
	ENERGY SOURCES TO POWER GRID
042785-04-5004	REGULATION OF CONTRIBUTION OF SECONDARY	Hungary	Granted	11753720.9	10-Mar-2011	2545632	23-Oct-2019
	ENERGY SOURCES TO POWER GRID
042785-04-5004	REGULATION OF CONTRIBUTION OF SECONDARY	India	Granted	8239/DELNP/2012	10-Mar-2011	373173	29-Jul-2021
	ENERGY SOURCES TO POWER GRID

Schedule A - Page 2

042785-04-5004	REGULATION OF CONTRIBUTION OF SECONDARY	Ireland	Granted	11753720.9	10-Mar-2011	2545632	23-Oct-2019
	ENERGY SOURCES TO POWER GRID
042785-04-5004	REGULATION OF CONTRIBUTION OF SECONDARY	Italy	Granted	11753720.9	10-Mar-2011	502020000002638	23-Oct-2019
	ENERGY SOURCES TO POWER GRID
042785-04-5004	REGULATION OF CONTRIBUTION OF SECONDARY	Netherlands	Granted	11753720.9	10-Mar-2011	2545632	23-Oct-2019
	ENERGY SOURCES TO POWER GRID
042785-04-5004	REGULATION OF CONTRIBUTION OF SECONDARY	Norway	Granted	11753720.9	10-Mar-2011	2545632	23-Oct-2019
	ENERGY SOURCES TO POWER GRID
042785-04-5004	REGULATION OF CONTRIBUTION OF SECONDARY	Patent Cooperation Treaty	Completed	PCT/US11/000446	10-Mar-2011
	ENERGY SOURCES TO POWER GRID
042785-04-5004	REGULATION OF CONTRIBUTION OF SECONDARY	Poland	Granted	11753720.9	10-Mar-2011	2545632	23-Oct-2019
	ENERGY SOURCES TO POWER GRID
042785-04-5004	REGULATION OF CONTRIBUTION OF SECONDARY	Portugal	Granted	11753720.9	10-Mar-2011	2545632	23-Oct-2019
	ENERGY SOURCES TO POWER GRID
042785-04-5004	REGULATION OF CONTRIBUTION OF SECONDARY	Russian Federation	Granted	2012143401	10-Mar-2011	2565235	16-Sep-2015
	ENERGY SOURCES TO POWER GRID
042785-04-5004	REGULATION OF CONTRIBUTION OF SECONDARY	Slovakia	Granted	11753720.9	10-Mar-2011	2545632	23-Oct-2019
	ENERGY SOURCES TO POWER GRID
042785-04-5004	REGULATION OF CONTRIBUTION OF SECONDARY	Spain	Granted	11753720.9	10-Mar-2011	2545632	23-Oct-2019
	ENERGY SOURCES TO POWER GRID
042785-04-5004	REGULATION OF CONTRIBUTION OF SECONDARY	Sweden	Granted	11753720.9	10-Mar-2011	2545632	23-Oct-2019
	ENERGY SOURCES TO POWER GRID
042785-04-5004	REGULATION OF CONTRIBUTION OF SECONDARY	Switzerland	Granted	11753720.9	10-Mar-2011	2545632	23-Oct-2019
	ENERGY SOURCES TO POWER GRID
042785-04-5004	REGULATION OF CONTRIBUTION OF SECONDARY	Turkey	Granted	11753720.9	10-Mar-2011	201922033	23-Oct-2019
	ENERGY SOURCES TO POWER GRID
042785-04-5004	REGULATION OF CONTRIBUTION OF SECONDARY	United Kingdom	Granted	11753720.9	10-Mar-2011	2545632	23-Oct-2019
	ENERGY SOURCES TO POWER GRID
042785-04-5004	REGULATION OF CONTRIBUTION OF SECONDARY	United States of America	Granted	12/722,271	11-Mar-2010	8,914,158	16-Dec-2014
	ENERGY SOURCES TO POWER GRID
042785-04-5005	HYBRID ELECTRIC GENERATING POWER PLANT THAT	Austria	Granted	12803361.0	19-Jun-2012	2721710	01-Nov-2017
	USES A COMBINATION OF REAL-TIME GENERATION
	FACILITIES AND ENERGY STORAGE SYSTEM

042785-04-5005	HYBRID ELECTRIC GENERATING POWER PLANT THAT	Belgium	Granted	12803361.0	19-Jun-2012	2721710	01-Nov-2017
	USES A COMBINATION OF REAL-TIME GENERATION
	FACILITIES AND ENERGY STORAGE SYSTEM

042785-04-5005	HYBRID ELECTRIC GENERATING POWER PLANT THAT	Brazil	Pending	BR112013032742-1	19-Jun-2012
	USES A COMBINATION OF REAL-TIME GENERATION
	FACILITIES AND ENERGY STORAGE SYSTEM

042785-04-5005	HYBRID ELECTRIC GENERATING POWER PLANT THAT	Chile	Granted	2013-03690	19-Jun-2012	53104	04-Aug-2016
	USES A COMBINATION OF REAL-TIME GENERATION
	FACILITIES AND ENERGY STORAGE SYSTEM

042785-04-5005	HYBRID ELECTRIC GENERATING POWER PLANT THAT	China (People's Republic)	Granted	201280040497.9	19-Jun-2012	ZL 201280040497.9	08-Sep-2017
	USES A COMBINATION OF REAL-TIME GENERATION
	FACILITIES AND ENERGY STORAGE SYSTEM

042785-04-5005	HYBRID ELECTRIC GENERATING POWER PLANT THAT	Czech Republic	Granted	12803361.0	19-Jun-2012	2721710	01-Nov-2017
	USES A COMBINATION OF REAL-TIME GENERATION
	FACILITIES AND ENERGY STORAGE SYSTEM

042785-04-5005	HYBRID ELECTRIC GENERATING POWER PLANT THAT	Denmark	Granted	12803361.0	19-Jun-2012	2721710	01-Nov-2017
	USES A COMBINATION OF REAL-TIME GENERATION
	FACILITIES AND ENERGY STORAGE SYSTEM

042785-04-5005	HYBRID ELECTRIC GENERATING POWER PLANT THAT	European Patent Convention	Granted	12803361.0	19-Jun-2012	2721710	01-Nov-2017
	USES A COMBINATION OF REAL-TIME GENERATION
	FACILITIES AND ENERGY STORAGE SYSTEM

042785-04-5005	HYBRID ELECTRIC GENERATING POWER PLANT THAT	Finland	Granted	12803361.0	19-Jun-2012	2721710	01-Nov-2017
	USES A COMBINATION OF REAL-TIME GENERATION
	FACILITIES AND ENERGY STORAGE SYSTEM

042785-04-5005	HYBRID ELECTRIC GENERATING POWER PLANT THAT	France	Granted	12803361.0	19-Jun-2012	2721710	01-Nov-2017
	USES A COMBINATION OF REAL-TIME GENERATION
	FACILITIES AND ENERGY STORAGE SYSTEM

042785-04-5005	HYBRID ELECTRIC GENERATING POWER PLANT THAT	Germany	Granted	12803361.0	19-Jun-2012	602012039284.3	01-Nov-2017
	USES A COMBINATION OF REAL-TIME GENERATION
	FACILITIES AND ENERGY STORAGE SYSTEM

042785-04-5005	HYBRID ELECTRIC GENERATING POWER PLANT THAT	Hungary	Granted	12803361.0	19-Jun-2012	2721710	01-Nov-2017
	USES A COMBINATION OF REAL-TIME GENERATION
	FACILITIES AND ENERGY STORAGE SYSTEM

042785-04-5005	HYBRID ELECTRIC GENERATING POWER PLANT THAT	India	Pending	11066/DELNP/2013	19-Jun-2012
	USES A COMBINATION OF REAL-TIME GENERATION
	FACILITIES AND ENERGY STORAGE SYSTEM

042785-04-5005	HYBRID ELECTRIC GENERATING POWER PLANT THAT	Ireland	Granted	12803361.0	19-Jun-2012	2721710	01-Nov-2017
	USES A COMBINATION OF REAL-TIME GENERATION
	FACILITIES AND ENERGY STORAGE SYSTEM

Schedule A - Page 3

042785-04-5005	HYBRID ELECTRIC GENERATING POWER PLANT THAT	Italy	Granted	12803361.0	19-Jun-2012	502018000003240	01-Nov-2017
	USES A COMBINATION OF REAL-TIME GENERATION
	FACILITIES AND ENERGY STORAGE SYSTEM

042785-04-5005	HYBRID ELECTRIC GENERATING POWER PLANT THAT	Netherlands	Granted	12803361.0	19-Jun-2012	2721710	01-Nov-2017
	USES A COMBINATION OF REAL-TIME GENERATION
	FACILITIES AND ENERGY STORAGE SYSTEM

042785-04-5005	HYBRID ELECTRIC GENERATING POWER PLANT THAT	Norway	Granted	12803361.0	19-Jun-2012	2721710	01-Nov-2017
	USES A COMBINATION OF REAL-TIME GENERATION
	FACILITIES AND ENERGY STORAGE SYSTEM

042785-04-5005	HYBRID ELECTRIC GENERATING POWER PLANT THAT	Patent Cooperation Treaty	Completed	PCT/US12/43138	19-Jun-2012
	USES A COMBINATION OF REAL-TIME GENERATION
	FACILITIES AND ENERGY STORAGE SYSTEM

042785-04-5005	HYBRID ELECTRIC GENERATING POWER PLANT THAT	Poland	Granted	12803361.0	19-Jun-2012	2721710	01-Nov-2017
	USES A COMBINATION OF REAL-TIME GENERATION
	FACILITIES AND ENERGY STORAGE SYSTEM

042785-04-5005	HYBRID ELECTRIC GENERATING POWER PLANT THAT	Russian Federation	Granted	2014101451	19-Jun-2012	2642422	25-Jan-2018
	USES A COMBINATION OF REAL-TIME GENERATION
	FACILITIES AND ENERGY STORAGE SYSTEM

042785-04-5005	HYBRID ELECTRIC GENERATING POWER PLANT THAT	Spain	Granted	12803361.0	19-Jun-2012	2721710	01-Nov-2017
	USES A COMBINATION OF REAL-TIME GENERATION
	FACILITIES AND ENERGY STORAGE SYSTEM

042785-04-5005	HYBRID ELECTRIC GENERATING POWER PLANT THAT	Sweden	Granted	12803361.0	19-Jun-2012	2721710	01-Nov-2017
	USES A COMBINATION OF REAL-TIME GENERATION
	FACILITIES AND ENERGY STORAGE SYSTEM

042785-04-5005	HYBRID ELECTRIC GENERATING POWER PLANT THAT	Switzerland	Granted	12803361.0	19-Jun-2012	2721710	01-Nov-2017
	USES A COMBINATION OF REAL-TIME GENERATION
	FACILITIES AND ENERGY STORAGE SYSTEM

042785-04-5005	HYBRID ELECTRIC GENERATING POWER PLANT THAT	Turkey	Granted	12803361.0	19-Jun-2012	201801202	01-Nov-2017
	USES A COMBINATION OF REAL-TIME GENERATION
	FACILITIES AND ENERGY STORAGE SYSTEM

042785-04-5005	HYBRID ELECTRIC GENERATING POWER PLANT THAT	United Kingdom	Granted	12803361.0	19-Jun-2012	2721710	01-Nov-2017
	USES A COMBINATION OF REAL-TIME GENERATION
	FACILITIES AND ENERGY STORAGE SYSTEM

042785-04-5005	HYBRID ELECTRIC GENERATING POWER PLANT THAT	United States of America	Granted	13/527,290	19-Jun-2012	9,559,520	31-Jan-2017
	USES A COMBINATION OF REAL-TIME GENERATION
	FACILITIES AND ENERGY STORAGE SYSTEM

042785-04-5005 / 01	HYBRID ELECTRIC GENERATING POWER PLANT THAT	United States of America	Granted	15/394,400	29-Dec-2016	9,847,648	19-Dec-2017
	USES A COMBINATION OF REAL-TIME GENERATION
	FACILITIES AND ENERGY STORAGE SYSTEM

042785-04-5006	METHOD AND APPARATUS FOR CONTROLLING	Brazil	Pending	BR112013032908-4	19-Jun-2012
	ENERGY SERVICES BASED ON MARKET DATA
042785-04-5006	METHOD AND APPARATUS FOR CONTROLLING	Chile	Granted	3689-2013	19-Jun-2012	52531	10-Mar-2016
	ENERGY SERVICES BASED ON MARKET DATA
042785-04-5006	METHOD AND APPARATUS FOR CONTROLLING	China (People's Republic)	Granted	201280040458.9	19-Jun-2012	ZL201280040458.9	02-Mar-2016
	ENERGY SERVICES BASED ON MARKET DATA
042785-04-5006	METHOD AND APPARATUS FOR CONTROLLING	European Patent Convention	Published	12803431.1	19-Jun-2012
	ENERGY SERVICES BASED ON MARKET DATA
042785-04-5006	METHOD AND APPARATUS FOR CONTROLLING	India	Pending	11069/DELNP/2013	19-Jun-2012
	ENERGY SERVICES BASED ON MARKET DATA
042785-04-5006	METHOD AND APPARATUS FOR CONTROLLING	Patent Cooperation Treaty	Completed	PCT/US12/43143	19-Jun-2012
	ENERGY SERVICES BASED ON MARKET DATA
042785-04-5006	METHOD AND APPARATUS FOR CONTROLLING	Russian Federation	Granted	2014101450	19-Jun-2012	2601957	18-Oct-2016
	ENERGY SERVICES BASED ON MARKET DATA
042785-04-5006	METHOD AND APPARATUS FOR CONTROLLING	United States of America	Granted	13/527,354	19-Jun-2012	9,020,800	28-Apr-2015
	ENERGY SERVICES BASED ON MARKET DATA
042785-04-5007	AUTOMATED ROBOTIC BATTERY TUG	Brazil	Pending	BR102016011590-6	20-May-2016
042785-04-5007	AUTOMATED ROBOTIC BATTERY TUG	Chile	Allowed	2016-01237	23-May-2016	59861	4/22/2020
042785-04-5007	AUTOMATED ROBOTIC BATTERY TUG	China (People's Republic)	Abandoned	201610363480.7	26-May-2016
042785-04-5007	AUTOMATED ROBOTIC BATTERY TUG	European Patent Convention	Abandoned	16171154.4	24-May-2016
042785-04-5007	AUTOMATED ROBOTIC BATTERY TUG	India	Pending	201614017856	24-May-2016
042785-04-5007	AUTOMATED ROBOTIC BATTERY TUG	Korea, Republic of	Published	10-2016-63992	25-May-2016
042785-04-5007	AUTOMATED ROBOTIC BATTERY TUG	Philippines	Published	1-2016-000205	26-May-2016
042785-04-5007	AUTOMATED ROBOTIC BATTERY TUG	Russian Federation	Abandoned	2016120583	25-May-2016
042785-04-5007	AUTOMATED ROBOTIC BATTERY TUG	United States of America	Granted	14/721,522	26-May-2015	10,272,567	30-Apr-2019
042785-04-5007 / 01	AUTOMATED ROBOTIC BATTERY TUG	United States of America	Published	16/399,549	30-Apr-2019
042785-04-5008	MODULAR ENERGY STORAGE METHOD AND SYSTEM	Austria	Granted	16171170.0	24-May-2016	3098927	08-Apr-2020

042785-04-5008	MODULAR ENERGY STORAGE METHOD AND SYSTEM	Belgium	Granted	16171170.0	24-May-2016	3098927	08-Apr-2020

042785-04-5008	MODULAR ENERGY STORAGE METHOD AND SYSTEM	Brazil	Pending	BR102016011934-0	25-May-2016

042785-04-5008	MODULAR ENERGY STORAGE METHOD AND SYSTEM	Chile	Allowed	2016-01259	24-May-2016	60540	6/8/2020

Schedule A - Page 4

042785-04-5008	MODULAR ENERGY STORAGE METHOD AND SYSTEM	China (People's Republic)	Allowed	201610362322.X	26-May-2016

042785-04-5008	MODULAR ENERGY STORAGE METHOD AND SYSTEM	Czech Republic	Granted	16171170.0	24-May-2016	3098927	08-Apr-2020

042785-04-5008	MODULAR ENERGY STORAGE METHOD AND SYSTEM	Denmark	Granted	16171170.0	24-May-2016	3098927	08-Apr-2020

042785-04-5008	MODULAR ENERGY STORAGE METHOD AND SYSTEM	European Patent Convention	Granted	16171170.0	24-May-2016	3098927	08-Apr-2020

042785-04-5008	MODULAR ENERGY STORAGE METHOD AND SYSTEM	Finland	Granted	16171170.0	24-May-2016	3098927	08-Apr-2020

042785-04-5008	MODULAR ENERGY STORAGE METHOD AND SYSTEM	France	Granted	16171170.0	24-May-2016	3098927	08-Apr-2020

042785-04-5008	MODULAR ENERGY STORAGE METHOD AND SYSTEM	Germany	Granted	16171170.0	24-May-2016	602016033379.1	08-Apr-2020

042785-04-5008	MODULAR ENERGY STORAGE METHOD AND SYSTEM	Hungary	Granted	16171170.0	24-May-2016	3098927	08-Apr-2020

042785-04-5008	MODULAR ENERGY STORAGE METHOD AND SYSTEM	India	Pending	201614017858	24-May-2016

042785-04-5008	MODULAR ENERGY STORAGE METHOD AND SYSTEM	Ireland	Granted	16171170.0	24-May-2016	3098927	08-Apr-2020

042785-04-5008	MODULAR ENERGY STORAGE METHOD AND SYSTEM	Italy	Granted	16171170.0	24-May-2016	502020000054988	08-Apr-2020

042785-04-5008	MODULAR ENERGY STORAGE METHOD AND SYSTEM	Korea, Republic of	Published	10-2016-64825	26-May-2016

042785-04-5008	MODULAR ENERGY STORAGE METHOD AND SYSTEM	Netherlands	Granted	16171170.0	24-May-2016	3098927	08-Apr-2020

042785-04-5008	MODULAR ENERGY STORAGE METHOD AND SYSTEM	Norway	Granted	16171170.0	24-May-2016	3098927	08-Apr-2020

042785-04-5008	MODULAR ENERGY STORAGE METHOD AND SYSTEM	Philippines	Allowed	1-2016-000207	26-May-2016

042785-04-5008	MODULAR ENERGY STORAGE METHOD AND SYSTEM	Poland	Granted	16171170.0	24-May-2016	3098927	08-Apr-2020

042785-04-5008	MODULAR ENERGY STORAGE METHOD AND SYSTEM	Russian Federation	Granted	2016120358	25-May-2016	2690003	30-May-2019

042785-04-5008	MODULAR ENERGY STORAGE METHOD AND SYSTEM	Spain	Granted	16171170.0	24-May-2016	3098927	08-Apr-2020

042785-04-5008	MODULAR ENERGY STORAGE METHOD AND SYSTEM	Sweden	Granted	16171170.0	24-May-2016	3098927	08-Apr-2020

042785-04-5008	MODULAR ENERGY STORAGE METHOD AND SYSTEM	Switzerland	Granted	16171170.0	24-May-2016	3098927	08-Apr-2020

042785-04-5008	MODULAR ENERGY STORAGE METHOD AND SYSTEM	Turkey	Granted	16171170.0	24-May-2016	202010481	08-Apr-2020

042785-04-5008	MODULAR ENERGY STORAGE METHOD AND SYSTEM	United Kingdom	Granted	16171170.0	24-May-2016	3098927	08-Apr-2020

042785-04-5008	MODULAR ENERGY STORAGE METHOD AND SYSTEM	United States of America	Granted	14/721,582	26-May-2015	9,929,594	27-Mar-2018

042785-04-5009	BATTERY BACKUP CAPACITY METHOD AND SYSTEM	Brazil	Abandoned	BR102016019472-5	24-Aug-2016
042785-04-5009	BATTERY BACKUP CAPACITY METHOD AND SYSTEM	Chile	Granted	2016-02139	24-Aug-2016	57.927	05-Jun-2019
042785-04-5009	BATTERY BACKUP CAPACITY METHOD AND SYSTEM	China (People's Republic)	Published	201610730320.1	25-Aug-2016
042785-04-5009	BATTERY BACKUP CAPACITY METHOD AND SYSTEM	European Patent Convention	Published	16185831.1	26-Aug-2016
042785-04-5009	BATTERY BACKUP CAPACITY METHOD AND SYSTEM	India	Abandoned	201614027513	11-Aug-2016
042785-04-5009	BATTERY BACKUP CAPACITY METHOD AND SYSTEM	Korea, Republic of	Published	10-2016-107556	24-Aug-2016
042785-04-5009	BATTERY BACKUP CAPACITY METHOD AND SYSTEM	Philippines	Abandoned	1-2016-000301	25-Aug-2016
042785-04-5009	BATTERY BACKUP CAPACITY METHOD AND SYSTEM	Russian Federation	Granted	2016134797	25-Aug-2016	2690507	04-Jun-2019
042785-04-5009	BATTERY BACKUP CAPACITY METHOD AND SYSTEM	United States of America	Abandoned	14/836,340	26-Aug-2015
042785-04-5010	METHOD AND SYSTEM FOR SELF-REGISTRATION	Austria	Granted	16171174.2	24-May-2016	3098926	16-Oct-2019
	AND SELF-ASSEMBLY OF ELECTRICAL DEVICES
042785-04-5010	METHOD AND SYSTEM FOR SELF-REGISTRATION	Belgium	Granted	16171174.2	24-May-2016	3098926	16-Oct-2019
	AND SELF-ASSEMBLY OF ELECTRICAL DEVICES
042785-04-5010	METHOD AND SYSTEM FOR SELF-REGISTRATION	Brazil	Published	BR102016011925-1	25-May-2016
	AND SELF-ASSEMBLY OF ELECTRICAL DEVICES
042785-04-5010	METHOD AND SYSTEM FOR SELF-REGISTRATION	Chile	Allowed	2016-01270	25-May-2016	59869	30-Apr-2020
	AND SELF-ASSEMBLY OF ELECTRICAL DEVICES
042785-04-5010	METHOD AND SYSTEM FOR SELF-REGISTRATION	China (People's Republic)	Published	201610363604.1	26-May-2016
	AND SELF-ASSEMBLY OF ELECTRICAL DEVICES
042785-04-5010	METHOD AND SYSTEM FOR SELF-REGISTRATION	Czech Republic	Granted	16171174.2	24-May-2016	3098926	16-Oct-2019
	AND SELF-ASSEMBLY OF ELECTRICAL DEVICES
042785-04-5010	METHOD AND SYSTEM FOR SELF-REGISTRATION	Denmark	Granted	16171174.2	24-May-2016	3098926	16-Oct-2019
	AND SELF-ASSEMBLY OF ELECTRICAL DEVICES
042785-04-5010	METHOD AND SYSTEM FOR SELF-REGISTRATION	European Patent Convention	Granted	16171174.2	24-May-2016	3098926	16-Oct-2019
	AND SELF-ASSEMBLY OF ELECTRICAL DEVICES
042785-04-5010	METHOD AND SYSTEM FOR SELF-REGISTRATION	Finland	Granted	16171174.2	24-May-2016	3098926	16-Oct-2019
	AND SELF-ASSEMBLY OF ELECTRICAL DEVICES
042785-04-5010	METHOD AND SYSTEM FOR SELF-REGISTRATION	France	Granted	16171174.2	24-May-2016	3098926	16-Oct-2019
	AND SELF-ASSEMBLY OF ELECTRICAL DEVICES
042785-04-5010	METHOD AND SYSTEM FOR SELF-REGISTRATION	Germany	Granted	16171174.2	24-May-2016	602016022441.0	16-Oct-2019
	AND SELF-ASSEMBLY OF ELECTRICAL DEVICES
042785-04-5010	METHOD AND SYSTEM FOR SELF-REGISTRATION	Hungary	Granted	16171174.2	24-May-2016	3098926	16-Oct-2019
	AND SELF-ASSEMBLY OF ELECTRICAL DEVICES
042785-04-5010	METHOD AND SYSTEM FOR SELF-REGISTRATION	India	Pending	201614017857	24-May-2016
	AND SELF-ASSEMBLY OF ELECTRICAL DEVICES
042785-04-5010	METHOD AND SYSTEM FOR SELF-REGISTRATION	Ireland	Granted	16171174.2	24-May-2016	3098926	16-Oct-2019
	AND SELF-ASSEMBLY OF ELECTRICAL DEVICES
042785-04-5010	METHOD AND SYSTEM FOR SELF-REGISTRATION	Italy	Granted	16171174.2	24-May-2016	502020000001282	16-Oct-2019
	AND SELF-ASSEMBLY OF ELECTRICAL DEVICES
042785-04-5010	METHOD AND SYSTEM FOR SELF-REGISTRATION	Korea, Republic of	Published	10-2016-64208	25-May-2016
	AND SELF-ASSEMBLY OF ELECTRICAL DEVICES

Schedule A - Page 5

042785-04-5010	METHOD AND SYSTEM FOR SELF-REGISTRATION	Netherlands	Granted	16171174.2	24-May-2016	3098926	16-Oct-2019
	AND SELF-ASSEMBLY OF ELECTRICAL DEVICES
042785-04-5010	METHOD AND SYSTEM FOR SELF-REGISTRATION	Norway	Granted	16171174.2	24-May-2016	3098926	16-Oct-2019
	AND SELF-ASSEMBLY OF ELECTRICAL DEVICES
042785-04-5010	METHOD AND SYSTEM FOR SELF-REGISTRATION	Philippines	Allowed	1-2016-000206	26-May-2016
	AND SELF-ASSEMBLY OF ELECTRICAL DEVICES
042785-04-5010	METHOD AND SYSTEM FOR SELF-REGISTRATION	Poland	Granted	16171174.2	24-May-2016	3098926	16-Oct-2019
	AND SELF-ASSEMBLY OF ELECTRICAL DEVICES
042785-04-5010	METHOD AND SYSTEM FOR SELF-REGISTRATION	Russian Federation	Granted	2016120585	25-May-2016	2713427	05-Feb-2020
	AND SELF-ASSEMBLY OF ELECTRICAL DEVICES
042785-04-5010	METHOD AND SYSTEM FOR SELF-REGISTRATION	Spain	Granted	16171174.2	24-May-2016	3098926	16-Oct-2019
	AND SELF-ASSEMBLY OF ELECTRICAL DEVICES
042785-04-5010	METHOD AND SYSTEM FOR SELF-REGISTRATION	Sweden	Granted	16171174.2	24-May-2016	3098926	16-Oct-2019
	AND SELF-ASSEMBLY OF ELECTRICAL DEVICES
042785-04-5010	METHOD AND SYSTEM FOR SELF-REGISTRATION	Switzerland	Granted	16171174.2	24-May-2016	3098926	16-Oct-2019
	AND SELF-ASSEMBLY OF ELECTRICAL DEVICES
042785-04-5010	METHOD AND SYSTEM FOR SELF-REGISTRATION	Turkey	Granted	16171174.2	24-May-2016	201919625	16-Oct-2019
	AND SELF-ASSEMBLY OF ELECTRICAL DEVICES
042785-04-5010	METHOD AND SYSTEM FOR SELF-REGISTRATION	United Kingdom	Granted	16171174.2	24-May-2016	3098926	16-Oct-2019
	AND SELF-ASSEMBLY OF ELECTRICAL DEVICES
042785-04-5010	METHOD AND SYSTEM FOR SELF-REGISTRATION	United States of America	Granted	14/721,533	26-May-2015	9,819,708	14-Nov-2017
	AND SELF-ASSEMBLY OF ELECTRICAL DEVICES
042785-04-5017	UTILITY-SCALE RENEWABLE PEAKER PLANT, TIGHTLY	Brazil	Published	1120200197602	22-Oct-2020
	COUPLED SOLAR PV AND ENERGY STORAGE
042785-04-5017	UTILITY-SCALE RENEWABLE PEAKER PLANT, TIGHTLY	Chile	Published	202002527	30-Sep-2020
	COUPLED SOLAR PV AND ENERGY STORAGE
042785-04-5017	UTILITY-SCALE RENEWABLE PEAKER PLANT, TIGHTLY	China (People's Republic)	Published	201980023823.7	30-Sep-2020
	COUPLED SOLAR PV AND ENERGY STORAGE
042785-04-5017	UTILITY-SCALE RENEWABLE PEAKER PLANT, TIGHTLY	European Patent Convention	Published	19775922.8	30-Oct-2020
	COUPLED SOLAR PV AND ENERGY STORAGE
042785-04-5017	UTILITY-SCALE RENEWABLE PEAKER PLANT, TIGHTLY	India	Pending	202017046127	22-Oct-2020
	COUPLED SOLAR PV AND ENERGY STORAGE
042785-04-5017	UTILITY-SCALE RENEWABLE PEAKER PLANT, TIGHTLY	Korea, Republic of	Published	2020-7031277	29-Oct-2020
	COUPLED SOLAR PV AND ENERGY STORAGE
042785-04-5017	UTILITY-SCALE RENEWABLE PEAKER PLANT, TIGHTLY	Philippines	Pending	12020551563	25-Sep-2020
	COUPLED SOLAR PV AND ENERGY STORAGE
042785-04-5017	UTILITY-SCALE RENEWABLE PEAKER PLANT, TIGHTLY	Russian Federation	Pending	2020135633	29-Oct-2020
	COUPLED SOLAR PV AND ENERGY STORAGE
042785-04-5017	UTILITY-SCALE RENEWABLE PEAKER PLANT, TIGHTLY	United States of America	Published	16/369,600	29-Mar-2019
	COUPLED SOLAR PV AND ENERGY STORAGE

Schedule A - Page 6